EXHIBIT 99.3


GSAA 04-5


Assumptions:
The Pricing prepayemnt assumptions are applied
Forward curve as indicated
Loss severity as indicated
100% advancing
6 month recovery lag
Deal priced to maturity
Bond price as indicated
Loss occur during life of bond

----------------------------------------------------------------------------------------------------
                                                     40% Severity               50% Severity
----------------------------------------------------------------------------------------------------
                                                 First Dollar of Loss       First Dollar of Loss
----------------------------------------------------------------------------------------------------
       Class M1         CDR                                         5.80                       4.50
                        Yield                                     6.2209                     6.2191
    Price = 98.50%      WAL                                        14.74                      15.34
                        Modified Duration                           9.40                       9.64
                        Principal Window                   Feb16 - Apr34              Aug16 - Apr34
                        Principal Writedown             23,913.09 (0.28%)          13,022.91 (0.15%)
                        Total Collat Loss           24,863,819.10 (8.22%)      25,096,344.53 (8.30%)
----------------------------------------------------------------------------------------------------
                                                       0% Return                 0% Return
----------------------------------------------------------------------------------------------------
       Class M1         CDR                                         7.49                       5.79
                        Yield                                     0.0282                     0.0508
    Price = 98.50%      WAL                                        11.25                      11.66
                        Modified Duration                          10.04                       10.3
                        Principal Window                   Dec18 - Apr34              Dec19 - Apr34
                        Principal Writedown         5,953,706.51 (69.08%)      6,143,106.95 (71.28%)
                        Total Collat Loss          30,549,467.89 (10.10%)     31,035,539.12 (10.26%)
----------------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the
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material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in
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

GSAA 04-5

                       ---------------------------------------
                                     Forward Curve
                       ---------------------------------------

                                  1mL              6mL
                                  ---              ---
                    1                1.28606          1.83258
                    2                1.52553          2.04792
                    3                1.73431          2.23459
                    4                1.95740          2.40956
                    5                2.15505          2.59462
                    6                2.31020          2.75074
                    7                2.55406          2.91342
                    8                2.64325          3.06598
                    9                2.80301          3.21377
                   10                2.98050          3.35185
                   11                3.13824          3.48897
                   12                3.26727          3.60467
                   13                3.41110          3.72072
                   14                3.54036          3.84080
                   15                3.64682          3.94176
                   16                3.75323          4.03824
                   17                3.85713          4.14097
                   18                3.95496          4.23354
                   19                4.09696          4.32249
                   20                4.14522          4.39891
                   21                4.23554          4.47727
                   22                4.33455          4.55138
                   23                4.41753          4.61584
                   24                4.47460          4.67853
                   25                4.53755          4.74295
                   26                4.60356          4.79774
                   27                4.66927          4.85327
                   28                4.72705          4.90364
                   29                4.78317          4.95114
                   30                4.83920          4.99607
                   31                4.88522          5.04104
                   32                4.92966          5.07951
                   33                4.96935          5.12403
                   34                5.00780          5.17038
                   35                5.04277          5.21557
                   36                5.07954          5.26420
                   37                5.13047          5.31517
                   38                5.18425          5.36002
                   39                5.23720          5.40561
                   40                5.28333          5.44362
                   41                5.32704          5.47732
                   42                5.36778          5.50882
                   43                5.40383          5.53774
                   44                5.43889          5.56549
                   45                5.46685          5.59782
                   46                5.49114          5.62538
                   47                5.51293          5.65598
                   48                5.53374          5.68991
                   49                5.56832          5.72227
                   50                5.60903          5.75486
                   51                5.64178          5.78527
                   52                5.67354          5.81038
                   53                5.70513          5.83589
                   54                5.73166          5.86044
                   55                5.75771          5.87916
                   56                5.78135          5.89927
                   57                5.80023          5.92174
                   58                5.81970          5.94372
                   59                5.83780          5.96600
                   60                5.85089          5.98990
                   61                5.87682          6.01410
                   62                5.90534          6.03927
                   63                5.93003          6.05893
                   64                5.95301          6.07624
                   65                5.97502          6.09406
                   66                5.99419          6.10974
                   67                6.01403          6.12319
                   68                6.02816          6.13567
                   69                6.04078          6.15050
                   70                6.05415          6.16620
                   71                6.06475          6.18240
                   72                6.07379          6.19695
                   73                6.09081          6.21324
                   74                6.10968          6.23021
                   75                6.12708          6.24413
                   76                6.14400          6.25535
                   77                6.15707          6.26928
                   78                6.17060          6.27803
                   79                6.18408          6.28809
                   80                6.19420          6.29780
                   81                6.20245          6.30631
                   82                6.21437          6.31731
                   83                6.21802          6.32628
                   84                6.22640          6.33779
                   85                6.23792          6.34830
                   86                6.24801          6.35896
                   87                6.26015          6.37027
                   88                6.27113          6.37892
                   89                6.28092          6.38853
                   90                6.29064          6.39737
                   91                6.30062          6.40791
                   92                6.30974          6.41468
                   93                6.31702          6.42383
                   94                6.32606          6.43482
                   95                6.33313          6.44297
                   96                6.34263          6.45318
                   97                6.35021          6.46223
                   98                6.36210          6.47210
                   99                6.37290          6.48219
                  100                6.38048          6.48765
                  101                6.39010          6.49452
                  102                6.39822          6.50054
                  103                6.40500          6.50729
                  104                6.41361          6.51256
                  105                6.41681          6.51796
                  106                6.42244          6.52605
                  107                6.42767          6.53318
                  108                6.43349          6.54217
                  109                6.43945          6.54691
                  110                6.44850          6.55471
                  111                6.45608          6.56164
                  112                6.46236          6.56526
                  113                6.47057          6.57014
                  114                6.47335          6.57288
                  115                6.48002          6.57829
                  116                6.48526          6.58125
                  117                6.48679          6.58555
                  118                6.49115          6.58946
                  119                6.49390          6.59309
                  120                6.49687          6.59832
                  121                6.49997          6.60136
                  122                6.50601          6.60641
                  123                6.50796          6.60995
                  124                6.51270          6.61365
                  125                6.51831          6.61892
                  126                6.52098          6.62459
                  127                6.52660          6.62845
                  128                6.53126          6.63231
                  129                6.53399          6.63719
                  130                6.54034          6.64215
                  131                6.54656          6.64544
                  132                6.54820          6.64834
                  133                6.55183          6.65351
                  134                6.55586          6.66036
                  135                6.55827          6.66411
                  136                6.56252          6.66966
                  137                6.56818          6.67893
                  138                6.57340          6.68474
                  139                6.58202          6.69408
                  140                6.58710          6.70363
                  141                6.59482          6.71325
                  142                6.60625          6.72470
                  143                6.61284          6.73429
                  144                6.62474          6.74500
                  145                6.63702          6.75374
                  146                6.64582          6.76175
                  147                6.65650          6.77017
                  148                6.66527          6.77444
                  149                6.67227          6.78050
                  150                6.67878          6.78399
                  151                6.68502          6.78794
                  152                6.68971          6.79152
                  153                6.69135          6.79486
                  154                6.69642          6.80255
                  155                6.69621          6.80467
                  156                6.69867          6.81173
                  157                6.70547          6.81782
                  158                6.71218          6.82018
                  159                6.72034          6.82391
                  160                6.72206          6.82266
                  161                6.72811          6.82510
                  162                6.73060          6.82320
                  163                6.72920          6.82189
                  164                6.73100          6.82019
                  165                6.72791          6.81860
                  166                6.72740          6.82003
                  167                6.72312          6.81790
                  168                6.72074          6.81816
                  169                6.71857          6.81690
                  170                6.72197          6.81753
                  171                6.72333          6.81715
                  172                6.72126          6.81223
                  173                6.72147          6.80905
                  174                6.71949          6.80419
                  175                6.71604          6.79959
                  176                6.71406          6.79406
                  177                6.70634          6.78776
                  178                6.70185          6.78551
                  179                6.69638          6.78250
                  180                6.69084          6.78119
                  181                6.68609          6.77630
                  182                6.68540          6.77523
                  183                6.68327          6.77327
                  184                6.68042          6.76884
                  185                6.67983          6.76669
                  186                6.67424          6.76353
                  187                6.67355          6.76072
                  188                6.67130          6.75691
                  189                6.66598          6.75341
                  190                6.66489          6.75136
                  191                6.66280          6.74713
                  192                6.65641          6.74196
                  193                6.65437          6.73951
                  194                6.65197          6.73722
                  195                6.64697          6.73120
                  196                6.64319          6.72587
                  197                6.63983          6.72206
                  198                6.63511          6.71742
                  199                6.63255          6.71279
                  200                6.62566          6.70593
                  201                6.62083          6.70226
                  202                6.61816          6.69915
                  203                6.61331          6.69433
                  204                6.60779          6.68780
                  205                6.60283          6.68235
                  206                6.59825          6.67781
                  207                6.59285          6.67139
                  208                6.58782          6.66381
                  209                6.58043          6.65793
                  210                6.57550          6.65151
                  211                6.57075          6.64576
                  212                6.56346          6.63894
                  213                6.55645          6.63192
                  214                6.55318          6.62717
                  215                6.54382          6.61872
                  216                6.53929          6.61322
                  217                6.53301          6.60544
                  218                6.52445          6.59728
                  219                6.51882          6.59113
                  220                6.51164          6.58200
                  221                6.50386          6.57460
                  222                6.49666          6.56640
                  223                6.48978          6.55898
                  224                6.48206          6.55070
                  225                6.47284          6.54183
                  226                6.46743          6.53634
                  227                6.45771          6.52558
                  228                6.45087          6.51863
                  229                6.44247          6.51051
                  230                6.43350          6.49966
                  231                6.42641          6.49113
                  232                6.41488          6.48027
                  233                6.40851          6.47207
                  234                6.39955          6.46125
                  235                6.38722          6.45036
                  236                6.38073          6.44223
                  237                6.37124          6.43159
                  238                6.36080          6.42060
                  239                6.35207          6.41044
                  240                6.34312          6.40045
                  241                6.33011          6.38694
                  242                6.31990          6.37696
                  243                6.30841          6.36608
                  244                6.29676          6.35389
                  245                6.28716          6.34341
                  246                6.27374          6.33096
                  247                6.26525          6.32273
                  248                6.25518          6.31215
                  249                6.24312          6.30226
                  250                6.23482          6.29384
                  251                6.22532          6.28461
                  252                6.21639          6.27637
                  253                6.20660          6.26646
                  254                6.19886          6.25824
                  255                6.18776          6.24820
                  256                6.17994          6.23988
                  257                6.17244          6.23230
                  258                6.16264          6.22400
                  259                6.15581          6.21669
                  260                6.14788          6.20867
                  261                6.13895          6.20169
                  262                6.13336          6.19603
                  263                6.12645          6.18864
                  264                6.11790          6.18126
                  265                6.11186          6.17556
                  266                6.10621          6.17072
                  267                6.09870          6.16314
                  268                6.09264          6.15657
                  269                6.08719          6.15151
                  270                6.08092          6.14604
                  271                6.07673          6.14096
                  272                6.06926          6.13428
                  273                6.06396          6.13066
                  274                6.06072          6.12784
                  275                6.05591          6.12389
                  276                6.05087          6.11881
                  277                6.04662          6.11497
                  278                6.04301          6.11225
                  279                6.03904          6.10826
                  280                6.03573          6.10401
                  281                6.03072          6.10081
                  282                6.02805          6.09811
                  283                6.02593          6.09598
                  284                6.02200          6.09297
                  285                6.01892          6.09080
                  286                6.01796          6.09082
                  287                6.01419          6.08701
                  288                6.01318          6.08649
                  289                6.01130          6.08559
                  290                6.00916          6.08343
                  291                6.00918          6.08300
                  292                6.00545          6.07971
                  293                6.00597          6.08074
                  294                6.00563          6.07991
                  295                6.00352          6.08015
                  296                6.00413          6.07838
                  297                6.00244          6.07560
                  298                6.00394          6.07342
                  299                6.00364          6.06708
                  300                6.00465          6.06074
                  301                5.99506          6.05126
                  302                5.98831          6.04456
                  303                5.98025          6.03732
                  304                5.97073          6.02783
                  305                5.96406          6.02084
                  306                5.95639          6.01323
                  307                5.94861          6.00667
                  308                5.94281          5.99979
                  309                5.93358          5.99215
                  310                5.92795          5.98777
                  311                5.92234          5.98262
                  312                5.91714          5.97835
                  313                5.90987          5.97113
                  314                5.90536          5.96713
                  315                5.89995          5.96265
                  316                5.89440          5.95675
                  317                5.89087          5.95251
                  318                5.88389          5.94685
                  319                5.88115          5.94464
                  320                5.87742          5.94060
                  321                5.87174          5.93758
                  322                5.86928          5.93523
                  323                5.86599          5.93248
                  324                5.86337          5.93087
                  325                5.86003          5.92764
                  326                5.85878          5.92610
                  327                5.85448          5.92326
                  328                5.85292          5.92181
                  329                5.85199          5.92103
                  330                5.84895          5.91949
                  331                5.84856          5.91924
                  332                5.84743          5.91824
                  333                5.84563          5.91798
                  334                5.84596          5.91895
                  335                5.84558          5.91970
                  336                5.84498          5.91923
                  337                5.84510          5.91998
                  338                5.84594          5.92198
                  339                5.84656          5.92276
                  340                5.84794          5.92277
                  341                5.84763          5.92515
                  342                5.84943          5.92656
                  343                5.85202          5.92933
                  344                5.85296          5.93199
                  345                5.85401          5.93420
                  346                5.85873          5.93861
                  347                5.85895          5.94108
                  348                5.86312          5.94544
                  349                5.86679          5.94874
                  350                5.86869          5.95244
                  351                5.87317          5.95767
                  352                5.87707          5.96060
                  353                5.88067          5.96606
                  354                5.88493          5.97046
                  355                5.88998          5.97626
                  356                5.89488          5.98168
                  357                5.89833          5.98645
                  358                5.90549          5.99399
                  359                5.90959          5.99683
                  360                5.91618          6.00230
                  361                5.92105          6.00714